UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2013

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Air Lease Corporation’s (the “Company’s”) stockholders at the 2013 Annual Meeting of Stockholders held on May 8, 2013:

1)    The election of nine directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2)    The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013.

3)    The approval of the material terms allowing for certain performance-based awards to be granted under the Amended and Restated Air Lease Corporation 2010 Equity Incentive Plan.

4)    The approval of certain performance-based awards granted under the Amended and Restated Air Lease Corporation 2010 Equity Incentive Plan.

5)    The approval of the Air Lease Corporation 2013 Cash Bonus Plan.

6)    The advisory approval of 2012 compensation awarded to named executive officers.

Holders of our Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to, each matter are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John G. Danhakl	70,508,737	1,448,802	129,270	9,000,235
Matthew J. Hart	71,765,132	192,217	129,460	9,000,235
Robert A. Milton	71,767,587	189,454	129,768	9,000,235
John L. Plueger	71,778,888	179,205	128,716	9,000,235
Antony P. Ressler	41,023,600	30,933,779	129,430	9,000,235
Wilbur L. Ross, Jr.	54,832,055	17,124,441	130,313	9,000,235
Ian M. Saines	71,774,720	180,041	132,048	9,000,235
Dr. Ronald D. Sugar	69,934,318	2,022,544	129,947	9,000,235
Steven F. Udvar-Házy	71,044,623	912,891	129,295	9,000,235

The nine nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of KPMG LLP as Air Lease Corporation’s Independent Registered Public Accounting Firm

The results of the voting were 80,923,794 for, 23,587 against and 139,663 abstentions. There were no broker non-votes on this matter. The appointment of KPMG LLP was ratified.

Approval of the material terms allowing for certain performance-based awards to be granted under the Amended and Restated Air Lease Corporation 2010 Equity Incentive Plan

The results of the voting were 70,066,110 for, 1,883,041 against, 137,658 abstentions and 9,000,235 broker non-votes. The material terms allowing for certain performance-based awards to be granted under the Amended and Restated Air Lease Corporation 2010 Equity Incentive Plan were approved.

Approval of certain performance-based awards granted under the Amended and Restated Air Lease Corporation 2010 Equity Incentive Plan

The results of the voting were 70,703,407 for, 1,245,674 against, 137,728 abstentions and 9,000,235 broker non-votes. Certain performance-based awards granted under the Amended and Restated Air Lease Corporation 2010 Equity Incentive Plan were approved.

Approval of the Air Lease Corporation 2013 Cash Bonus Plan

The results of the voting were 70,255,661 for, 1,693,459 against, 137,689 abstentions and 9,000,235 broker non-votes. The Air Lease Corporation 2013 Cash Bonus Plan was approved.

Advisory Approval of 2012 Compensation Awarded to Named Executive Officers

The results of the voting were 54,547,348 for, 17,404,298 against, 135,163 abstentions and 9,000,235 broker non-votes. The 2012 compensation awarded to Air Lease Corporation’s named executive officers was approved on an advisory basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION
Date: May 10, 2013	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer